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                                                                   EXHIBIT 10.25

                          DURA AUTOMOTIVE SYSTEMS, INC.
                       2006 KEY MANAGEMENT INCENTIVE PLAN

                                 NOTICE OF AWARD

                                     [Name]
                               Rochester Hills, MI

         You have been granted an Award, subject to the terms and conditions of the Plan and the attached Award Agreement, as follows:

           Maximum Award:           [___%] of your [base salary] OR
                                    [base salary plus target bonus]

           Date of Award:           August 21, 2006

           Statement of
           Performance Goal:        Achievement by the Company of measurable
                                    progress toward achievement of interim goals and objectives under the Company's (a)
                                    "50-cubed" operational restructuring plan and (b) the "510 indirect reduction" plan, as determined by the Compensation Committee of the Board of Directors (the "Committee").
                                    The Committee may determine whether
                                    measurable progress has been made in its sole discretion, based on such objective criteria as it may consider from time to time, including but not limited to, satisfaction of milestones set forth in the foregoing plans.

           Performance Period:      August 21, 2006 through December 31, 2007

           Payment: The Award will be paid to you in cash, in whole or in part, at such time or times as determined by the Committee in its sole discretion during the Performance Period. Payments, if any, will not be made at fixed intervals, or solely at the end of the Performance Period, but at such time or times (no more frequently than monthly) as the Committee determines, in its sole discretion, that measurable progress has been made toward satisfaction of the Performance Goals. Payments during the Performance Period shall never be greater than the maximum Award described above.


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                          DURA AUTOMOTIVE SYSTEMS, INC.
                       2006 KEY MANAGEMENT INCENTIVE PLAN
                                 AWARD AGREEMENT
                             (AS OF AUGUST 21, 2006)

         1. Award -- Terms and Conditions. Under and subject to the provisions of the Dura Automotive Systems, Inc. 2006 Key Management Incentive Plan (as amended from time to time, the "Plan"), Dura Automotive Systems, Inc. (the "Company") has granted to the employee receiving this Agreement (the "Employee") an Award (the "Award") up to the maximum amount set forth in the Notice of Award. Such Award is subject to the following terms and conditions (which together with the Notice of Award specifying the maximum payment, the Performance Period and the Statement of Performance Goals (as defined below) related thereto is referred to as the "Agreement").

         (a) Performance Period. For purposes of this Agreement, the "Performance Period" shall be the Performance Period set forth and designated as such in the Notice of Award.

         (b) Payment of Award. The Award will be paid to you in cash, in whole or in part, at such time or times as determined by the Committee in its sole discretion during the Performance Period. It is not intended that payments will be made at fixed intervals, or solely at the end of the Performance Period, but rather at such time or times (no more frequently than monthly) as the Committee determines that measurable progress has been made toward satisfaction of the Performance Goals. Payments during the Performance Period will not exceed the maximum amount shown in the Notice of Award.

         (c) Satisfaction of Performance Goals. The amount of the Award actually paid shall be contingent upon the attainment during the Performance Period of measurable progress toward satisfaction of the performance objectives set forth in the Statement of Performance Goals. The Award will be forfeited, and no amount will be paid, if measurable progress is not made toward satisfaction of the performance objectives on or before the end of the Performance Period, as determined in the Committee's sole discretion and, except as otherwise provided herein, if the Employee ceases to be employed by the Company before payment of an Award has been approved by the Committee.

         2. Termination of Employment. If the Employee dies, retires on or after age 60, is assigned to a different position or is granted a disability leave of absence, or if the Employee's








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employment is terminated (except with cause by the Company, as determined by the
Committee in its sole discretion), during the Performance Period, a pro rata share of the Award based on the period of actual participation may, at the Committee's sole discretion, be paid to the Employee after payment of an Award has been approved by the Committee if it would have become earned and payable had the Employee's employment status not changed.

         3. Prohibition Against Transfer. The Award shall not be transferable or assignable by the Employee otherwise than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment, charge, alienation or similar process. Any attempt to effect any of the foregoing shall be null and void and without effect.

         4. Miscellaneous. This Agreement (a) shall be binding upon and inure to the benefit of any successor of the Company, (b) shall be governed by the laws of the State of Michigan and any applicable laws of the United States, and (c) may not be modified adversely to the Employee's interest after an Award has been approved for payment by the Committee without the written consent of both the Company and the Employee. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Employee with respect to the subject matter hereof.

         5. Incorporation of Plan Provisions. This Agreement is made pursuant to the Plan, the provisions of which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Plan. In the event of a conflict between the terms of this Agreement and the Plan, the terms of the Plan shall govern.

         6. Withholding Taxes. Employee understands and acknowledges that he or she will be required to pay to the Company any applicable Federal, state, local or foreign withholding tax due as a result of the payment of an Award.

         7. NO GUARANTEE OF CONTINUED SERVICE. EMPLOYEE ACKNOWLEDGES AND AGREES THAT THE AWARD IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN AWARD OR ACCEPTING AN AWARD HEREUNDER). EMPLOYEE FURTHER ACKNOWLEDGES AND AGREES THAT NEITHER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREUNDER CONSTITUTE AN EXPRESS OR IMPLIED PROMISE




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OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE PERFORMANCE PERIOD, FOR
ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH EMPLOYEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE EMPLOYEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. Employee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Employee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Agreement. Employee further agrees to notify the Company upon any change in the residence address indicated below.

EMPLOYEE:

Signature:
           ----------------------------------

Print Name:
            ---------------------------------


Residence Address:
                   --------------------------

                   --------------------------


DURA AUTOMOTIVE SYSTEMS, INC.


By:
    -------------------------
    Theresa Skotak

Title: Vice President, Human Resources




BLOOMFIELD  14707-164  787262v1





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